TRANSAMERICA LANDMARK VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated September 4, 2007

to the

Prospectus Dated May 1, 2007

The following investment choices are hereby added to your policy on or about September 10, 2007:

THE HUNTINGTON FUNDS

Managed by Huntington Asset Advisors, Inc.

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA Mortgage Securities Fund

Huntington VA New Economy Fund

Huntington VA Real Strategies Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Small Cap Fund

We have developed this variable annuity product in cooperation with Huntington Bank and its affiliates, and have included underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

An optional “Liquidity Rider” is available for the Transamerica Landmark Variable Annuity. This rider reduces the number of years each premium payment is subject to surrender charges. You can only elect this rider at the time you purchase your policy. There is an extra charge for this rider. The rights and benefits under the Liquidity Rider are summarized below. A copy of the rider is available upon request from Transamerica Life Insurance Company.

All terms used that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Landmark Variable Annuity dated May 1, 2007

The Liquidity Rider may not be available in all states at the date of this supplement. Please contact Transamerica at (800) 525-6205 for additional information regarding the availability of the Liquidity Rider in your state.

The following hereby amends, and to the extent inconsistent replaces, the corresponding Fee Table and Expense Examples in the prospectus.

Total Portfolio Annual Operating Expenses(1):	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	2.74%

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2006, and the base policy with the Annual Step-Up Death Benefit, Liquidity Rider, Additional Death Distribution+, and Living Benefits Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example(1)	1 Year	3 Years	5 Years	10 Years
If the policy is surrendered at the end of the applicable time period.	$1136	$2255	$2998	$5458
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy.	$596	$1772	$2836	$5458

(1)

The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2006 (unless otherwise noted) and was provided to Transamerica by the underlying fund portfolios, their investment advisors or managers, and Transamerica has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

(2)	The Example does not reflect premium tax charges or transfer fees. Different fees and expense not reflected in the Example may be assessed during the income phase of the policy.

Liquidity Rider

The optional Liquidity Rider reduces the number of years each premium payment is subject to surrender charges. You can only elect this rider at the time you purchase the policy.

Surrender Charge Schedule. The following schedule shows the surrender charges that apply if the Liquidity Rider is elected:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0 – 1	8%
1 – 2	8%
2 – 3	7%
3 – 4	6%
more than 5	0%

Rider Fee. A rider fee equal to an effective annual rate of 0.50% of the daily net asset value in the separate account is deducted in calculating the accumulation unit values. The rider fee is only charged for the first four policy years. Please note we may credit interest in the fixed account at a lower rate if you select this rider.

Accumulation Unit Values. After the end of the fourth policy year, the 0.50% rider fee will no longer be assessed. We intend to administer the removal of the 0.50% charge by changing to a different class of accumulation units. This will result in adjusting the number of accumulation units and adjusting the unit value of the subaccounts in which you were invested at the end of the fourth policy year. The elimination of the fee and the adjustment in the number of accumulation units and unit values will not affect policy values.

Termination. The rider is irrevocable.

This supplement summarizes the Liquidity Rider. The application and operation of the Liquidity Rider are governed by the terms and conditions of the rider itself. The Liquidity Rider may vary for certain policies and may not be available for all policies.

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